2nd Quarter 2023 Earnings Supplement July 26, 2023

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the “Company”) or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; and any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons. Factors that could cause actual results to differ from those discussed in the forward-looking statements include but are not limited to: the effects of inflation and rising interest rates; the adverse effects of recent bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees; supply chain disruptions; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement and achieve the objectives of our BaaS initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and in particular, the discussion of "Risk Factors" set forth therein and herein. We urge investors to consider all of these factors carefully in evaluating the forward- looking statements contained in this document. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. Tourism Visitor arrivals compared to pre-pandemic 94.6% 1 Employment Unemployment Rate June 2023 3.0% 1 FACTORS FOR A FAVORABLE HAWAII OUTLOOK ▪ Tourism back up to pre-pandemic levels ▪ Substantial Federal government contracts and military investments ▪ Increase in public and private investments to address housing shortage ▪ Strong real estate market with stable prices ▪ Low unemployment ▪ Cooling inflation 1 Source: Hawaii Department of Business, Economic Development & Tourism. Tourism represents total visitor arrivals in May 2023 compared to May 2019. 2 Source: Honolulu Board of Realtors. Strong Hawaii Economic Position Housing Oahu Median Single- Family Home Price June 2023 $1.1M 2

4Central Pacific Financial Corp. 2nd Quarter 2023 Financial Highlights • Improved liquidity position with greater cash position, deposit growth and modest loan decline • Pre-Provision Net Revenue (PPNR) stable • Strong capital and asset quality • Quarterly cash dividend maintained at $0.26 • Fitch affirmed CPF at BBB- with Stable outlook 2Q23 1Q23 NET INCOME / DILUTED EPS $14.5 Mil / $0.53 $16.2 Mil / $0.60 PPNR $23.3 Mil $23.1 Mil RETURN ON ASSETS (ROA) 0.78% 0.87% RETURN ON EQUITY (ROE) 12.12% 13.97% TOTAL LOAN GROWTH -$37 Mil (-0.7%) +$2 Mil (--%) TOTAL DEPOSIT GROWTH +$59 Mil (+0.9%) +$11 Mil (+0.2%) NET INTEREST MARGIN (NIM) 2.96% 3.08%

5Central Pacific Financial Corp. Continued focus on near-term moderating loan portfolio Strong and diverse loan portfolio, with over 75% secured by real estate Diversified Loan Portfolio C&I 10% Construction 4% Residential Mortgage 35% Home Equity 13% Coml Mortgage 25% Consumer 13% Loan Portfolio Composition as of June 30, 2023 3.53 3.77 4.08 4.45 4.55 5.01 5.55 5.56 5.52 3.00 3.50 4.00 4.50 5.00 5.50 6.00 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 $ B il li o n s Loan Balances Outstanding-Excluding PPP

6Central Pacific Financial Corp. • Diversified CRE portfolio, primarily Hawaii and Investor • Office exposure: $194MM outstanding (14% of total CRE, 4% of total loans), WA LTV 55%, 73 WA months to maturity • Investor: $146MM / Owner-Occupied: $48MM • Retail exposure: $251MM outstanding (18% of total CRE, 5% of total loans), WA LTV 64%, 63 WA months to maturity • Investor: $203MM / Owner-Occupied: $48MM Commercial Real Estate Portfolio Industrial/Warehouse 28% Apartment 23% Retail 17% Restaurant 1% Office 14% Hotel 7% Shopping Center 3% Storage 2% Other 5% CRE Portfolio Composition as of June 30, 2023 Hawaii 76% Mainland 24% Investor 75% Owner-Occupied 25%

Consumer Loan Portfolio



Consumer Loan Portfolio
as of June 30, 2023
(in Millions)
Mainland-
Unsecured
$143 , 20%
HI- Auto
$220 , 31%
Mainland- Home
Improvement
$121 , 17%
HI- Other
$108 , 15%
Mainland- Auto
$121 , 17%

- Total Hawaii Consumer $328MM / Total Mainland Consumer $386MM
- Weighted average origination FICO:
  - 742 for Hawaii Consumer
  - 739 for Mainland Consumer
- YTD Annualized NCO %:
  - HI- Auto 0.3%
  - HI Other 0.7%
  - Mainland Auto 0.9%
  - Mainland Home Improvement 2.5%
  - Mainland Unsecured 3.0%
- Home Improvement: Borrowers are homeowners who are shown to have better credit risk; majority are solar PV loans with the ability to turn service off
- Unsecured: Highly granular with average loan amounts of ~$13,000;
- Loans are underwritten based on stressed losses; overall current loss rates remain under those levels

Central Pacific Financial Corp.

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8Central Pacific Financial Corp. • 58% of deposits FDIC insured; 65% including collateralized deposits • 55% Commercial / 45% Consumer • Long-tenured: 51% with CPB 10 years or longer • Average consumer account balance $19,000 • Average commercial account balance $112,000 • No brokered deposits Relationship Deposits - Diversified & Granular Deposit balances increased by $59MM in 2Q23 Data as of June 30, 2023 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.75 6.81 4.00 4.50 5.00 5.50 6.00 6.50 7.00 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 $ B il li o n s Total Deposits Noninterest Bearing Demand 30% Interest Bearing Demand 20% Savings & Money Market 32% Time 18% Deposit Portfolio Composition All Other Sectors 23% Real Estate and Rental and Leasing 16% Other Services 14% Construction 10% Professional, Scientific, and Technical Services 9% Finance and Insurance 9% Accommodation and Food Services 6% Health Care and Social Assistance 6% Retail Trade 4% Wholesale Trade 3% Commercial Deposits by Industry

9Central Pacific Financial Corp. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 2Q23 Total Deposit Cost CPF Peer average* Fed Funds CPF Deposit Cost Advantage * Public banks $3-10 billion in total assets. Source: S&P Global. Cycle-to-date int- bearing deposit beta of 24% 63 bps funding advantage High valued deposit franchise with proven history of funding cost advantage

10Central Pacific Financial Corp. Strong Asset Quality 0.08% 0.12% 0.12% 0.16% 0.24% 2Q22 3Q22 4Q22 1Q23 2Q23 Annualized NCO/Avg Loans 1.75% 1.39% 1.39% 1.28% 1.34% 2Q22 3Q22 4Q22 1Q23 2Q23 Criticized/Total Loans 0.09% 0.08% 0.09% 0.10% 0.20% 2Q22 3Q22 4Q22 1Q23 2Q23 NPAs/Total Loans * NPA increase relates to 2 Hawaii construction loans to a single borrower that subsequently paid off in full in mid-July 2023. ** 82% of the 2Q23 NCO is on the Mainland consumer purchased portfolio. * ** 0.02% 0.03% 0.03% 0.03% 0.06% 2Q22 3Q22 4Q22 1Q23 2Q23 Delinquencies 90+ Days/Total Loans

11Central Pacific Financial Corp. Strong Credit Profile to Weather a Recession Key Strength Factors: Data as of June 30, 2023 Majority of Loans in Hawaii • 83% of total loan portfolio is in Hawaii • Hawaii real estate values are exceptionally strong and have a track record of outperforming the nation during past recessions Real Estate Focus • Loan portfolio is over 75% secured by real estate • Weighted average LTVs of 65% for Residential Mortgage, 60% for Home Equity and 60% for Commercial Mortgage Conservative Underwriting • Tighter LTV standards compared to regulatory requirements • Loan amounts >$500K fully underwritten with well-defined credit standards, including repayment capacity Managed Risk Exposure • Total Construction portfolio $201MM or 4% of total loans • Total CRE-Office portfolio $194MM or 4% of total loans • Total CRE-Retail portfolio $251MM or 5% of total loans • Total Mainland Consumer portfolio $386MM or 7% of total loans • Mainland consumer unsecured purchases on hold

12Central Pacific Financial Corp. • $4.1MM provision for credit loss on loans in 2Q23 driven by net charge-offs, plus a $0.2MM reserve for unfunded commitments, for a total provision for credit loss of $4.3MM • ACL coverage ratio increased to 1.16% for 2Q23 Allowance for Credit Losses Note: Totals may not sum due to rounding. $ Millions 2Q22 3Q22 4Q22 1Q23 2Q23 Beginning Balance 64.8 65.2 64.4 63.7 63.1 Less: Net charge-offs (Recoveries) 1.0 1.6 1.7 2.3 3.4 Plus: Provision (Credit) for Credit Losses 1.4 0.7 1.0 1.6 4.1 Ending Balance 65.2 64.4 63.7 63.1 63.8 Coverage Ratio (ACL to Total Loans) 1.23% 1.19% 1.15% 1.14% 1.16%

13Central Pacific Financial Corp. High Quality Securities Portfolio • $1.3B or ~17% of total assets • 81% government agency bonds • 92% AAA rated • No securities sales YTD • HTM/AFS portfolio unrealized loss $68.7MM / $122.5MM • Total portfolio unrealized loss of $191MM vs $476MM book equity Data as of June 30, 2023 AFS 51% HTM 49% Gov't Agency 81% Municipals 13% Corporate 2% Non-Agency CMBS/RMBS 2% Other 2% Investment Portfolio Composition as of June 30, 2023

14Central Pacific Financial Corp. • Ample alternative sources of liquidity available • Available sources of liquidity total 128% of uninsured/uncollateralized deposits Available Sources of Liquidity * BTFP eligible securities at par, other unpledged securities at market value $ Millions June 30, 2023 Cash on balance sheet 311 Other Funding Sources: Unpledged securities* 492 FHLB available borrowing capacity 1,977 FRB available borrowing capacity 169 Other funding lines 75 Total 2,713 Total Sources of Liquidity 3,024 Uninsured/uncollateralized Deposits 2,362 % of Uninsured/uncollateralized Deposits 128%

151Central Pacific Financial Corp. Solid Capital Position 8.7% STRONG CAPITAL AND SHAREHOLDER RETURN • TCE ratio of 6.3% and CET1 ratio of 10.9% • Maintained quarterly cash dividend at $0.26 per share which will be payable on September 15, 2023 • Repurchased 23,750 shares in the 2Q23 at a total cost of $0.4 million, and 125,510 shares YTD at a total cost of $2.6 million. • Assuming full realization of all unrealized AFS & HTM losses, CET1 remains strong and well-capitalized at 8.0% $220 Mil capital cushion to well capitalized minimum $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 2023* Cash Dividends Declared per Common Share * Annualized 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As of June 30, 2023 Regulatory Minimum Well-Capitalized CPF 10.9% 13.9%

Appendix

17Central Pacific Financial Corp. Central Pacific Bank recognized by Newsweek and Forbes – Best Bank in Hawaii* * Newsweek ranked CPB best small bank in Hawaii for 2023. Forbes named CPB best bank in Hawaii for 2022.

18Central Pacific Financial Corp. Environmental, Social & Governance (ESG) Focus * Amounts for 2022Y. Source: 2022 ESG Report can be found here: https://www.cpb.bank/esg. *

19Central Pacific Financial Corp. Mahalo